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                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                       STATE STREET EQUITY 500 INDEX FUND

             SERVICE CLASS, ADMINISTRATIVE CLASS AND CLASS R SHARES

                    SUPPLEMENT DATED OCTOBER 12, 2006 TO THE
                        PROSPECTUSES DATED APRIL 28, 2006

The information with respect to Messrs. John Tucker and Michael Feehily in the Prospectuses under the heading "Management and Organization" is hereby deleted and replaced with the following information with respect to Messrs. James May and Karl Schneider:

JAMES MAY, CFA

Mr. May is a Principal of SSgA and a Principal of the Adviser. Mr. May is a Senior Portfolio Manager in SSgA's Global Structured Products Team. Mr. May joined SSgA in 1991. Prior to joining the Global Structured Products Group, Mr. May worked in the SSgA's Passive U.S. Equity Operations department as a Senior Analyst. As a member of the Developed Markets team, he worked on the formulation of trading strategies for index change trades, Russell reconstitution, and MSCI quarterly rebalancing and Provisional trades. Mr. May also served on the Russell 1000 Advisory Committee at the New York Board of Trade. He has been working in the investment management field since 1989 when he joined State Street Corporation's Custody operation. Mr. May holds an MBA from Boston College and a BS in Finance from Bentley College, and earned the Chartered Financial Analyst designation. He is a member of the Boston Security Analysts Society and CFA Institute.

KARL SCHNEIDER

Mr. Schneider is a Principal of SSgA and a Principal of the Adviser. Mr. Schneider joined SSgA in 1996 as a member of the SSgA's Global Fundamental Strategies Team. Mr. Schneider manages a variety of the SSgA's domestic and international passive funds. Mr. Schneider holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

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